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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 4, 2001

                                Modem Media, Inc.
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             (Exact name of Registrant as Specified in its Charter)


    Delaware                       0-21935                   06-1464807
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State or other             (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                           Identification No.)
 Incorporation)

                   230 East Avenue, Norwalk, Connecticut 06855
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              (Address of Principal Executive Officers) (Zip Code)



                                 (203) 299-7000
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              (Registrant's telephone number, including area code)

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Item 5.     Other Events

On October 4, 2001, the Board of Directors of Modem Media, Inc. (the "Company") appointed Larry Weber and Bruce Nelson to the Company's Board of Directors effective immediately. Larry Weber and Bruce Nelson were appointed upon the resignation of Donald M. Elliman and Donald L. Seeley. A press release was issued to that effect.

The complete text of the press release issued by the Company is attached as an exhibit to this document.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits
               99    Press Release, dated October 5, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           MODEM MEDIA, INC.

                                           /s/ Sloane Levy
                                           -------------------------------------
                                           Sloane Levy
                                           Senior Vice President, General
                                           Counsel, Human Resources and
                                           Corporate Secretary

October 5, 2001

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